Exhibit 10.44

[EXECUTION COPY]

LETTER AMENDMENT AND WAIVER

Dated as of March 19, 2003

To the banks, financial institutions

and other institutional lenders

(collectively, the “Lenders”) parties

to the Credit Agreement referred to

below and to Bank of America, N.A.

(“Bank of America”), as Administrative

Agent (in such capacity, the

“Administrative Agent”) for the Lenders

Ladies and Gentlemen:

We refer to (i) the Credit Agreement dated as of December 20, 2002 (the “Credit Agreement”) among Del Monte Corporation (the “Company”), Bank of America, as Collateral Agent, Swingline Lender and Issuing Lender, JPMorgan Chase Bank, as Syndication Agent, Harris Trust and Savings Bank, Morgan Stanley & Co. Incorporated and UBS Warburg LLC, as Co-Documentation Agents, Banc of America Securities LLC and J.P. Morgan Securities Inc., as Joint Book Managers, CoBank, ACB, Greenstone Capital, Fleet National Bank, Fortis Capital Corp, SunTrust Bank and United Overseas Bank Ltd., New York Agency, as Managing Agents, The Bank of New York, Capital Funding, Unit of General Electric Capital Corporation and Union Bank of California, as Co-Agents, Banc of America Securities LLC, J.P. Morgan Securities Inc., Morgan Stanley & Co. Incorporated and UBS Warburg LLC, as Arrangers, and you and (ii) the Security Agreement dated as of December 20, 2002 (the “Security Agreement”) from each of the undersigned, as Grantor, to Bank of America, as Collateral Agent. Capitalized terms not otherwise defined in this Letter Amendment and Waiver have the same meanings as specified in the Credit Agreement.

It is hereby agreed by you and us as follows:

(a) The Credit Agreement is, effective as of the date of this Letter Amendment and Waiver, hereby amended by deleting Schedule 6.18 to the Credit Agreement in full and replacing such schedule with Schedule 6.18 hereto.

(b) Any Default under Section 9.1(b) of the Credit Agreement arising solely out of the failure of the representations and warranties set forth in Section 6.18 of the Credit Agreement to have been true and correct prior to the date hereof is hereby permanently waived.

(c) Section 22(b) of the Security Agreement is, effective as of the date of this Letter Amendment and Waiver, hereby amended by substituting for the phrase “Agreement Value” where it appears therein the phrase “Swap Termination Value”.

The Company hereby represents and warrants to each Agent and each Lender that

(a) set forth on part (a) of Schedule 6.18 to this Letter Amendment and Waiver is a complete and accurate list, as of the date of the Credit Agreement, of any real property owned by the Company or any Material Domestic Subsidiary thereof. Except as set forth on Schedule 6.18, each of the Company or such Material Domestic Subsidiary has good, marketable and insurable fee simple title to such real property, free and clear of all Liens, other than Permitted Liens; and

(b) set forth on part (b) of Schedule 6.18 to this Letter Amendment and Waiver is a complete and accurate list, as of the of the Credit Agreement, of all leases of the real property under which the Company or any Material Subsidiary thereof is the lessee, showing as of such date the material terms thereof to the reasonable satisfaction of the Collateral Agent.

This Letter Amendment and Waiver shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment and Waiver executed by the undersigned and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Letter Amendment and Waiver, and the consent attached hereto executed by each Guarantor. The effectiveness of this Letter Amendment and Waiver is conditioned upon the accuracy of the factual matters described herein. This Letter Amendment and Waiver is subject to the provisions of Section 11.3 of the Credit Agreement.

On and after the effectiveness of this Letter Amendment and Waiver, (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment and Waiver and (ii) each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in the Credit Agreement and each of the other Loan Documents to “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Letter Amendment and Waiver.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Letter Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Letter Amendment and Waiver. The execution, delivery and effectiveness of this Letter Amendment and Waiver shall not, except as expressly

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provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment and Waiver to Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attention: Sunita Daswani, Telecopier No. (212) 848-7179.

This Letter Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment and Waiver.

This Letter Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

DEL MONTE CORPORATION

By
Name: Jon W. Graves
Title: Assistant Treasurer

DEL MONTE FOODS COMPANY

By
Name: Jon W. Graves
Title: Assistant Treasurer

MIKE MAC IHC, INC.

By
Name: Jon W. Graves
Title: Assistant Treasurer

STAR-KIST SAMOA, INC.

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By
Name: Jon W. Graves
Title: Assistant Treasurer

MARINE TRADING PACIFIC, INC.

By
Name: Jon W. Graves
Title: Assistant Treasurer

STAR-KIST MAURITIUS, INC.

By
Name: Jon W. Graves
Title: Assistant Treasurer

Agreed as of the date first above written:

BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swingline Lender and Issuing Lender, and as a Lender

By
Name: Douglas M. Ingram
Title:

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                                                                                                          , as a Lender

[Insert Name of Financial Institution]

By
Title:

5

CONSENT

Dated as of March     , 2003

Each of the undersigned, as Guarantor under (x) in the case of each of the undersigned other than DMFC, the Subsidiary Guaranty dated December 20, 2002 (the “Subsidiary Guaranty”) and (y) in the case of DMFC, the Guaranty dated December 20, 2002 (the “DMFC Guaranty”), in each case, in favor of the Secured Parties referred to in the Credit Agreement referred to in the foregoing Letter Amendment and Waiver (the “Credit Agreement”) hereby consents to such Letter Amendment and Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Letter Amendment and Waiver, each of (x) in the case of each of the undersigned other than DMFC, the Subsidiary Guaranty and (y) in the case of DMFC, the DMFC Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Letter Amendment and Waiver, (i) each reference in the Subsidiary Guaranty or the DMFC Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Letter Amendment and Waiver and (ii) each reference in the Subsidiary Guaranty or the DMFC Guaranty to the “Security Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Security Agreement, as amended by such Letter Amendment and Waiver, and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

DEL MONTE FOODS COMPANY MIKE MAC IHC, INC. STAR-KIST SAMOA, INC. MARINE TRADING PACIFIC, INC. STAR-KIST MAURITIUS, INC.

By
Name: Jon W. Graves
Title: Assistant Treasurer